July 17, 2018

DBX ETF TRUST

Xtrackers MSCI All China Equity ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus, each dated October 2, 2017, and as each may be supplemented from time to time

The Board of Trustees of DBX ETF Trust (the “Trust”) has approved a reduction in the Fund’s annual unitary management fee rate to 0.50% and accordingly terminated the Adviser’s voluntary expense limitation that limited that Fund’s operating expenses at 0.50% per year because of the redundancy. The reduction in the unitary management fee and the termination of the Adviser’s voluntary expense limitation for the Fund are effective immediately.

Accordingly, the Summary Prospectus and Statutory Prospectus for the Fund is revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers MSCI All China Equity ETF—Fees and Expenses—Annual Fund Operating Expenses”:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee*	0.50
Other Expenses	None
Acquired Fund Fees and Expenses**	0.22
Total Annual Fund Operating Expenses	0.72
Fee Waiver and/or Expense Reimbursement***	(0.22)
Total Annual Fund Operating Expenses After Fee Waiver	0.50
*	Effective July 17, 2018, the Fund’s management fee was reduced from 0.60% to 0.50% of the Fund’s average daily net assets.
**	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing primarily in Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”) and any other exchange-traded funds (“ETFs”) advised by DBX Advisors LLC (the “Adviser”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value (“NAV”) per share.
***	The Adviser has contractually agreed to waive fees and/or reimburse the Fund’s expenses to limit the Fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund or any other affiliated funds. This arrangement will remain in effect until June 1, 2019 and may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

The following table replaces the “Example” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers MSCI All China Equity ETF—Fees and Expenses—Example”:

1 Year	3 Years	5 Years	10 Years
$51	$208	$379	$874

Additionally, the information with respect to the Fund in the section of the Statutory Prospectus entitled “Management—Management Fee” is hereby deleted and replaced with the following:

Fund	Fee as a% of average daily net assets
Xtrackers MSCI All China Equity ETF	0.50*

* Prior to July 17, 2018, the Adviser received a unitary management fee at an annual rate equal to 0.60% of the Fund’s average daily net assets.

Please retain this supplement for future reference.

July 17, 2018

DBX ETF TRUST

Xtrackers MSCI All China Equity ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated October 2, 2017, as supplemented from time to time

The Board of Trustees of DBX ETF Trust (the “Trust”) has approved a reduction in the Fund’s annual unitary management fee rate to 0.50% and accordingly terminated the Adviser’s voluntary expense limitation that limited that Fund’s operating expenses at 0.50% per year because of the redundancy. The reduction in the unitary management fee and the termination of the Adviser’s voluntary expense limitation for the Fund are effective immediately.

Accordingly, the Statement of Additional Information for the Fund will be revised as follows:

The information with respect to the Fund in the chart following the third paragraph of the section of the Statement of Additional Information entitled “Investment Advisory, Administrative and Distribution Services—Investment Adviser” is hereby deleted and replaced with the following:

Fund	Fee
Xtrackers MSCI All China Equity ETF	0.50%*

* Prior to July 17, 2018, the Adviser received a unitary management fee at an annual rate equal to 0.60% of the Fund’s average daily net assets. However, prior to that date, a voluntary expense limitation limited the Fund’s operating expenses at 0.50%.

Please retain this supplement for future reference.